UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

JMP Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33448

Delaware (State or other jurisdiction of incorporation)	20-1450327 (IRS Employer Identification No.)

600 Montgomery Street, Suite 1100 San Francisco, CA 94111 (Address of principal executive offices, including zip code)

415-835-8900 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On July 29, 2014, JMP Group Inc. (the “Company”) issued a press release announcing that its board of directors has instructed its management to finalize its due diligence regarding the potential consummation of a transaction whereby the Company would enter into a series of related and concurrent internal transactions to convert its corporate form into a limited liability company that would be taxed as a partnership, and not as a corporation, for U.S. federal income tax purposes.  The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Information.

The information contained in Item 7.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press release of JMP Group Inc., dated as of July 29, 2014

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: July 29, 2014	By:	/s/ Raymond Jackson
Raymond Jackson
Chief Financial Officer